UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 18, 2007 (Date of earliest event reported)
Journal Register Company (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	I-12955 (Commission File Number)	22-3498615 (IRS Employer Identification Number)

790 Township Line Road, Yardley, Pennsylvania (Address of principal executive offices)		19067 (Zip Code)
215-504-4200 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 18, 2007, Journal Register Company (the "Company") announced its consolidated results of operations for the fiscal quarter ended September 30, 2007. A copy of such press release is furnished as an exhibit to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

The response to Item 2.02 is incorporated by reference to this Item 7.01.

Item 9.01. Financial Statements and Exhibits

           (d) Exhibits

            99.1       Press Release of Journal Register Company dated October 18, 2007, titled "Journal Register Company Reports Third Quarter 2007 Results."

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2007	JOURNAL REGISTER COMPANY By: /s/ Edward J. Yocum Edward J. Yocum Senior Vice President and General Counsel

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Journal Register Company dated October 18, 2007